UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Repor t

Western Asset

Non-U.S. Opportunity

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Non-U.S. Opportunity Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Non-U.S. Opportunity Bond Portfolio for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in

IV	Western Asset Non-U.S. Opportunity Bond Portfolio

Investment commentary (cont’d)

May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe, geopolitical events in the Middle East and Northern Africa (“MENA”), and the natural disasters in Japan. Political turmoil in the MENA region caused oil prices to rise above $100 a barrel in February 2011, the first such occurrence in roughly two years. This led to concerns that higher oil prices could temper economic growth in both developed and emerging market countries. The tragedy in Japan also impacted the global economy. The World Bank has projected damage in northeast Japan could reach $235 billion. Japan’s economy fell back into recession in the first quarter of 2011, with GDP contracting 0.9%. However, the World Bank stated, “As a result of the earthquake and tsunami, Japan’s real GDP growth will slow, but the slowdown will likely be temporary. Growth should start picking up after mid-2011 as reconstruction efforts get underway.” Elsewhere, Eurozone GDP growth was 0.8% during the first quarter, compared to a 0.3% expansion in the fourth quarter of 2010. Among the largest emerging market countries, GDP growth was 9.7% in China and 7.8% in India during the first quarter of 2011.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the devastation in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would

Western Asset Non-U.S. Opportunity Bond Portfolio	V

“maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in early April 2011, the ECB raised interest rates from 1.00% to 1.25% and then to 1.50% in July (after the reporting period ended). In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vii returned 1.48% over the same time frame.

Despite periods of volatility, the emerging market debt asset class generated a solid return for the six-month reporting period. Investor concerns regarding interest rate hikes in China and unrest in the MENA region dragged the asset class down from November 2010 (prior to the beginning of the reporting period) through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through June. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 5.09% over the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Class I shares of Western Asset Non-U.S. Opportunity Bond Portfolio returned 0.39%. The Fund’s unmanaged benchmark, the

VI	Western Asset Non-U.S. Opportunity Bond Portfolio

Investment commentary (cont’d)

Citigroup World Government Bond Ex-U.S. Index (Hedged)ix, returned 0.40% for the same period. The Lipper International Income Funds Category Average1 returned 4.66% over the same time frame.

Performance Snapshot as of June 30, 2011 (unaudited)
6 months
Western Asset Non-U.S. Opportunity Bond Portfolio:
Class I	0.39%
Citigroup World Government Bond Ex-U.S. Index (Hedged)	0.40%
Lipper International Income Funds Category Average	4.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Fund return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Return has not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fees forgone and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended June 30, 2011 for Class I shares was 2.60%. Absent fees forgone and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 2.56%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratio for Class I shares was 0.78%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation arrangement, Class I shares’ operating expenses will be forgone and/or reimbursed at an annual rate of 0.04%. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 29, 2011

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 101 funds in the Fund’s Lipper category.

Western Asset Non-U.S. Opportunity Bond Portfolio	VII

securities are subject to prepayment and extension risks. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

viii

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2011 and held for the six months ended June 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	0.39%	1,000.00	$1,003.90	0.74%	$3.68	Class I	5.00%	1,000.00	$1,021.12	0.74%	$3.71

[1]	For the six months ended June 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Citi WGBI	— Citigroup World Government Ex-U.S. Index (Hedged)
Non-$	— Non U.S. Dollar
WA Non U.S. Opp Bond	— Western Asset Non-U.S. Opportunity Bond Portfolio

4	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Citi WGBI	— Citigroup World Government Ex-U.S. Index (Hedged)
EM	— Emerging Markets Securities
Non-$	— Non U.S. Dollar
WA Non U.S. Opp Bond	— Western Asset Non-U.S. Opportunity Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 70.2%
Belgium — 1.6%
Kingdom of Belgium, Senior Bonds	3.750%	9/28/20	1,070,000	EUR	$1,521,682
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	73,000	BRL	44,273
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	1,633,000	BRL	948,634
Total Brazil					992,907
Canada — 2.6%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,569,552
France — 2.5%
France Government Bond OAT, Bonds	4.000%	4/25/60	560,000	EUR	770,424
Government of France, Bonds	5.000%	10/25/16	1,020,000	EUR	1,641,268
Total France					2,411,692
Germany — 14.2%
Bundesobligation, Bonds	4.000%	4/13/12	2,620,000	EUR	3,874,468
Bundesrepublik Deutschland	4.250%	7/4/17	650,000	EUR	1,033,369
Bundesrepublik Deutschland, Bonds	3.500%	1/4/16	2,520,000	EUR	3,856,099
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,610,000	EUR	2,401,515
Bundesrepublik Deutschland, Bonds	3.000%	7/4/20	850,000	EUR	1,240,380
Bundesrepublik Deutschland, Bonds	4.250%	7/4/39	1,030,000	EUR	1,613,893
Total Germany					14,019,724
Greece — 0.2%
Hellenic Republic Government Bond, Senior Bonds	4.600%	9/20/40	360,000	EUR	215,974
Italy — 11.0%
Italy Buoni Poliennali Del Tesoro	4.500%	2/1/20	2,420,000	EUR	3,493,570
Italy Buoni Poliennali Del Tesoro	5.250%	11/1/29	1,710,000	EUR	2,453,718
Italy Buoni Poliennali Del Tesoro, Bonds	3.750%	4/15/16	2,670,000	EUR	3,816,919
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	800,000	EUR	1,060,164
Total Italy					10,824,371
Japan — 18.0%
Development Bank of Japan	1.750%	3/17/17	100,000,000	JPY	1,317,288
Development Bank of Japan	2.300%	3/19/26	180,000,000	JPY	2,427,126
Government of Japan	0.900%	3/20/14	58,000,000	JPY	733,604
Government of Japan	1.500%	9/20/18	349,400,000	JPY	4,574,117
Government of Japan	0.260%	7/20/20	20,000,000	JPY	244,705	(a)
Government of Japan	2.100%	3/20/27	50,200,000	JPY	659,906
Government of Japan	2.100%	6/20/29	58,000,000	JPY	752,641
Government of Japan, Senior Bonds	1.000%	9/20/20	460,650,000	JPY	5,713,119
Government of Japan, Senior Bonds	2.300%	3/20/40	99,700,000	JPY	1,313,177
Total Japan					17,735,683

See Notes to Financial Statements.

6	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Netherlands — 3.0%
Netherlands Government, Bonds	4.500%	7/15/17	1,620,000	EUR	$2,565,349
Netherlands Government Bond	4.000%	1/15/37	260,000	EUR	383,901
Total Netherlands					2,949,250
Poland — 4.7%
Republic of Poland	5.750%	9/23/22	12,970,000	PLN	4,654,654
Spain — 7.4%
Kingdom of Spain, Bonds	5.500%	4/30/21	4,960,000	EUR	7,228,850
United Kingdom — 4.0%
United Kingdom Gilt, Bonds	4.250%	12/7/40	1,640,000	GBP	2,615,958
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	760,000	GBP	1,345,362
Total United Kingdom					3,961,320
Total Sovereign Bonds (Cost — $64,725,472)					69,085,659
Corporate Bonds & Notes — 17.6%
Financials — 16.7%
Capital Markets — 0.8%
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	580,860
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	127,000	EUR	163,919
Total Capital Markets					744,779
Commercial Banks — 9.9%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	361,881
Barclays Back PLC	5.250%	5/27/14	280,000	EUR	426,270
Barclays Bank PLC, Subordinated Notes	6.000%	1/23/18	170,000	EUR	243,963
Barclays Bank PLC, Subordinated Notes	6.625%	3/30/22	200,000	EUR	286,290	(b)
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	130,513	(a)(c)
BPCE SA, Subordinated Notes	9.000%	3/17/15	350,000	EUR	521,510	(a)(c)
Commerzbank AG, Subordinated Senior Notes	7.750%	3/16/21	300,000	EUR	437,279
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	296,574
Credit Agricole SA, Junior Subordinated Notes	4.130%	11/9/15	350,000	EUR	428,882	(a)(c)
Dexia Municipal Agency	1.550%	10/31/13	282,000,000	JPY	3,548,520
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	310,000	EUR	440,556	(a)(c)
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	266,000	EUR	314,378	(a)(c)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	759,000	EUR	1,023,420
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	610,000	EUR	865,740
Westpac Banking Corp., Senior Notes	7.250%	2/11/20	400,000	AUD	428,949
Total Commercial Banks					9,754,725

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	7

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 3.9%
Banca Italease SpA	1.724%	2/8/12	50,000	EUR	$71,618	(a)
Banca Italease SpA	1.719%	3/14/12	50,000	EUR	71,498	(a)
Bank of America Corp., Senior Notes	4.750%	4/3/17	300,000	EUR	431,565	(b)
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	132,153	(a)
Citigroup Inc., Senior Notes	4.000%	11/26/15	100,000	EUR	143,835
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	380,314
European Investment Bank	1.900%	1/26/26	106,500,000	JPY	1,369,836	(b)
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	231,028
JPMorgan Chase & Co., Senior Notes	3.875%	9/23/20	250,000	EUR	342,544
JPMorgan Chase Bank N.A., Subordinated Notes	4.375%	11/30/21	100,000	EUR	141,472	(a)
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	577,239
Total Diversified Financial Services					3,893,102
Insurance — 2.1%
Allianz Finance II BV, Subordinated Notes	5.750%	7/8/41	400,000	EUR	555,251	(a)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	320,000	EUR	465,208	(a)
AXA	6.211%	10/5/17	200,000	EUR	255,226	(a)(c)
ELM BV	5.252%	5/25/16	350,000	EUR	446,656	(a)(c)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	250,000	EUR	331,722	(a)(c)
Total Insurance					2,054,063
Total Financials					16,446,669
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Deutsche Telekom International Finance BV	7.125%	7/11/11	108,000	EUR	156,745
Utilities — 0.7%
Water Utilities — 0.7%
Anglian Water Services Ltd	6.250%	6/27/16	230,000	EUR	374,719
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	304,951
Total Utilities					679,670
Total Corporate Bonds & Notes (Cost — $15,114,257)					17,283,084
Non-U.S. Treasury Inflation Protected Securities — 3.5%
Canada — 0.4%
Government of Canada, Bonds	4.000%	12/1/31	209,733	CAD	338,947
France — 1.3%
Republic of France	4.000%	4/25/55	930,000	EUR	1,280,533
Greece — 0.3%
Hellenic Republic	2.300%	7/25/30	605,616	EUR	337,769

See Notes to Financial Statements.

8	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset Non-U.S. Opportunity Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Japan — 1.5%
Government of Japan, Bonds	1.300%	9/10/17	82,668,000	JPY	$1,072,564
Government of Japan, Bonds	1.400%	6/10/18	29,670,000	JPY	381,263
Total Japan					1,453,827
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $3,359,897)					3,411,076

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Call @ $124.00		8/26/11	319		2,492
U.S. Treasury 5-Year Notes Futures, Put @ $120.00		8/26/11	21		28,383
Total Purchased Options (Cost — $23,480)					30,875
Total Investments Before Short-Term Investments (Cost — $83,223,106)					89,810,694

			Face Amount†
Short-Term Investments — 4.3%
Repurchase Agreements — 4.3%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/11; Proceeds at maturity — $4,268,001; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value — $4,353,362) (Cost — $4,268,000)	0.010%	7/1/11	4,268,000		4,268,000
Total Investments — 95.6% (Cost — $87,491,106#)					94,078,694
Other Assets in Excess of Liabilities — 4.4%					4,378,808
Total Net Assets — 100.0%					$98,457,502

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	—Japanese Yen
PLN	—Polish Zloty

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	9

Western Asset Non-U.S. Opportunity Bond Portfolio

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 05-Year Notes Futures, Call	7/22/11	$120.50	40	$5,313
U.S. Treasury 05-Year Notes Futures, Call	8/26/11	120.00	17	9,297
U.S. Treasury 05-Year Notes Futures, Put	7/22/11	119.50	72	51,188
U.S. Treasury 10-Year Notes Futures, Call	7/22/11	124.50	14	2,187
U.S. Treasury 10-Year Notes Futures, Call	7/22/11	124.00	15	3,984
U.S. Treasury 10-Year Notes Futures, Call	8/26/11	126.00	17	3,719
U.S. Treasury 10-Year Notes Futures, Call	8/26/11	125.00	45	18,984
U.S. Treasury 10-Year Notes Futures, Call	8/26/11	124.00	49	34,453
U.S. Treasury 10-Year Notes Futures, Put	7/22/11	123.00	25	28,906
U.S. Treasury 10-Year Notes Futures, Put	8/26/11	120.00	22	14,438
U.S. Treasury 30-Year Bonds Futures, Call	7/22/11	126.00	6	1,875
U.S. Treasury 30-Year Bonds Futures, Call	7/22/11	125.00	11	5,328
U.S. Treasury 30-Year Bonds Futures, Call	8/26/11	128.00	135	67,500
U.S. Treasury 30-Year Bonds Futures, Put	7/22/11	124.00	22	39,531
U.S. Treasury 30-Year Bonds Futures, Put	8/26/11	122.00	21	31,172
U.S. Treasury 30-Year Bonds Futures, Put	8/26/11	124.00	48	126,000
Total Written Options (Premiums received — $581,652)				$443,875

See Notes to Financial Statements.

10	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $87,491,106)	$94,078,694
Foreign currency, at value (Cost — $425,453)	465,507
Cash	523
Unrealized appreciation on forward foreign currency contracts	1,899,277
Interest receivable	1,582,961
Deposits with brokers for open futures contracts	1,284,698
Receivable for securities sold	1,007,943
Foreign currency collateral for open futures contracts, at value (Cost — $742,567)	709,505
Receivable for Fund shares sold	117,144
Prepaid expenses	27,402
Total Assets	101,173,654

Liabilities:
Unrealized depreciation on forward foreign currency contracts	936,019
Distributions payable	754,084
Written options, at value (premiums received $581,652)	443,875
Payable for Fund shares repurchased	237,101
Payable to broker — variation margin on open futures contracts	226,977
Investment management fee payable	32,944
Directors’ fees payable	1,617
Accrued expenses	83,535
Total Liabilities	2,716,152
Total Net Assets	$98,457,502

Net Assets:
Par value (Note 5)	$10,365
Paid-in capital in excess of par value	96,156,988
Overdistributed net investment income	(352,874)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(4,873,706)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	7,516,729
Total Net Assets	$98,457,502

Shares Outstanding	10,364,747

Net Asset Value	$9.50

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$1,416,735

Expenses:
Investment management fee (Note 2)	192,184
Transfer agent fees	29,387
Custody fees	27,490
Legal fees	20,945
Audit and tax	18,179
Shareholder reports	16,946
Registration fees	15,850
Fund accounting fees	6,709
Insurance	2,671
Directors’ fees	2,660
Total Expenses	333,021
Less: Fees forgone and/or expense reimbursements (Note 2)	(17,083)
Net Expenses	315,938
Net Investment Income	1,100,797

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	226,712
Futures contracts	(816,637)
Written options	640,499
Swap contracts	(27,042)
Foreign currency transactions	(4,659,302)
Net Realized Loss	(4,635,770)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,851,880
Futures contracts	(283,978)
Written options	110,875
Swap contracts	9,336
Foreign currencies	300,416
Change in Net Unrealized Appreciation (Depreciation)	3,988,529
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(647,241)
Increase in Net Assets From Operations	$453,556

See Notes to Financial Statements.

12	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$1,100,797	$1,937,378
Net realized gain (loss)	(4,635,770)	1,200,711
Change in net unrealized appreciation (depreciation)	3,988,529	1,296,839
Increase in Net Assets From Operations	453,556	4,434,928

Distributions to Shareholders From (Note 1):
Net investment income	(1,409,199)	(850,001)
Net realized gains	(10,010)	(59,129)
Decrease in Net Assets From Distributions to Shareholders	(1,419,209)	(909,130)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	42,716,871	38,173,870
Reinvestment of distributions	665,125	515,457
Cost of shares repurchased	(20,568,155)	(45,910,411)
Increase (Decrease) in Net Assets From Fund Share Transactions	22,813,841	(7,221,084)
Increase (Decrease) in Net Assets	21,848,188	(3,695,286)

Net Assets:
Beginning of period	76,609,314	80,304,600
End of period*	$98,457,502	$76,609,314
* Includes overdistributed net investment income of:	$(352,874)	$(44,472)

See Notes to Financial Statements.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	13

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011[2]		2010	2009	2008[3]		2008[4]	2007[4]	2006[4]

Net asset value, beginning of period	$ 9.60		$9.14	$ 8.77	$ 9.93		$ 9.75	$ 9.59	$ 10.98

Income (loss) from operations:
Net investment income	0.12	[5]	0.25 [5]	0.23 [5]	0.24	[5]	0.37 [5]	0.36 [5]	0.64
Net realized and unrealized gain (loss)	(0.08)		0.33	0.20	0.21		(0.16)	0.00 [6]	(0.07)
Total income from operations	0.04		0.58	0.43	0.45		0.21	0.36	0.57

Less distributions from:
Net investment income	(0.14)		(0.11)	—	(1.61)		—	(0.20)	(1.16)
Net realized gains	(0.00)	[6]	(0.01)	(0.06)	—		(0.03)	—	(0.80)
Total distributions	(0.14)		(0.12)	(0.06)	(1.61)		(0.03)	(0.20)	(1.96)

Net asset value, end of period	$9.50		$9.60	$9.14	$8.77		$9.93	$9.75	$9.59
Total return[7]	0.39%		6.28%	4.95%	4.49%		2.11%	3.89%	5.33%

Net assets, end of period (000s)	$98,458		$76,609	$80,305	$104,362		$205,654	$177,308	$90,421

Ratios to average net assets:
Gross expenses	0.78%[8]		0.78%	0.70%	0.62%[8]		0.59%	0.64%	0.74%
Net expenses[9,10]	0.74	[8]	0.74	0.66	0.58	[8]	0.55	0.55	0.55
Net investment income	2.58	[8]	2.59	2.70	3.20	[8]	3.70	3.70	3.30

Portfolio turnover rate	59%		92%	87%	52%[11]		68%	118%	140%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended June 30, 2011 (unaudited).

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Per share amounts have been calculated using the average shares method.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fees forgone and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Not annualized.

See Notes to Financial Statements.

14	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Fund, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	15

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$69,085,659	—	$69,085,659
Corporate bonds & notes	—	17,283,084	—	17,283,084
Non-U.S. treasury inflation protected securities	—	3,411,076	—	3,411,076
Purchased options	$30,875	—	—	30,875
Total long-term investments	$30,875	$89,779,819	—	$89,810,694
Short-term investments†	—	4,268,000	—	4,268,000
Total investments	$30,875	$94,047,819	—	$94,078,694
Other financial instruments:
Futures contracts	$222,351	—	—	$222,351
Forward foreign currency contracts	—	$1,899,277	—	1,899,277
Total other financial instruments	$222,351	$1,899,277	—	$2,121,628
Total	$253,226	$95,947,096	—	$96,200,322

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$443,875	—	—	$443,875
Futures contracts	442,401	—	—	442,401
Options on futures contracts	7,970	—	—	7,970
Forward foreign currency contracts	—	$936,019	—	936,019
Total	$894,246	$936,019	—	$1,830,265

†See	Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party

16	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	17

case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in

18	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2011, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended June 30, 2011 see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	19

payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

20	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,379,894. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2011, the Fund posted with its counterparties cash as collateral to cover the net liability of these derivatives amounting to $709,505, which could be used to reduce the required payment.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	21

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“Western Asset Limited”) is the investment adviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset Limited. LMPFA, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets. The manager has contractually agreed to forgo

22	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

fees and/or reimburse operating expenses at an annual rate 0.04% of the Fund’s average daily net assets attributable to Class I shares (“Flat Waiver”). This arrangement cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the six months ended June 30, 2011, fees forgone and/or reimbursed expenses for the Fund amounted to $17,083.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$66,645,377
Sales	45,514,328

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,380,530
Gross unrealized depreciation	(792,942)
Net unrealized appreciation	$6,587,588

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3 month Euribor	145	3/12	$51,381,596	$51,532,337	$150,741
German Euro Bobl	11	9/11	1,857,132	1,859,643	2,511
German Euro Bund	19	9/11	3,416,598	3,457,331	40,733
U.S. Treasury 30-Year Bonds	183	9/11	22,896,353	22,514,719	(381,634)
					(187,649)
Contracts to Sell:
U.S. Treasury 5-Year Notes	486	9/11	57,868,155	57,928,922	(60,767)
U.S. Treasury 10-Year Notes	17	9/11	2,107,944	2,079,578	28,366
					(32,401)
Net unrealized loss on open futures contracts					$(220,050)

Options on futures which trade on the Eurex and Liffe exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At June 30, 2011, the Fund had the following open options on futures contracts:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3 months Euribor, put	210	$95.75	3/19/12	$7,971	$1	$(7,970)

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	23

During the six months ended June 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	59	$74,840
Options written	2,471,787	1,360,948
Options closed	(2,470,434)	(402,572)
Options exercised	(476)	(258,711)
Options expired	(377)	(192,853)
Written options, outstanding as of June 30, 2011	559	$581,652

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	UBS AG	5,565,980	$5,932,068	8/18/11	$63,410
British Pound	Citibank, N.A.	273,605	438,852	8/18/11	(13,105)
British Pound	JP Morgan Chase & Co.	3,405,000	5,461,494	8/18/11	(111,027)
British Pound	JP Morgan Chase & Co.	2,490,000	3,993,868	8/18/11	(57,783)
British Pound	UBS AG	4,390,843	7,042,749	8/18/11	(149,276)
Canadian Dollar	Deutsche Bank AG	3,003,498	3,110,318	8/18/11	(12,502)
Canadian Dollar	Morgan Stanley & Co., Inc.	930,000	963,076	8/18/11	8,162
Canadian Dollar	Morgan Stanley & Co., Inc.	860,000	890,586	8/18/11	5,694
Canadian Dollar	UBS AG	395,515	409,582	8/18/11	42
Danish Krone	JP Morgan Chase & Co.	4,286,573	832,402	8/18/11	(1,529)
Danish Krone	UBS AG	4,436,174	861,453	8/18/11	224
Euro	Barclays Bank PLC	950,000	1,375,708	8/18/11	25,163
Euro	Barclays Bank PLC	695,000	1,006,439	8/18/11	(23,403)
Euro	BNP Paribas PLC	1,100,000	1,592,925	8/18/11	(37,739)
Euro	Citibank, N.A.	1,625,697	2,354,193	8/18/11	(58,804)
Euro	Citibank, N.A.	661,780	958,332	8/18/11	5,403
Euro	Citibank, N.A.	630,000	912,311	8/18/11	(7,552)
Euro	Deutsche Bank AG	670,000	970,236	8/18/11	19,975
Euro	JP Morgan Chase & Co.	882,894	1,278,530	8/18/11	5,839
Euro	UBS AG	144,276	208,929	8/18/11	(281)
Japanese Yen	Barclays Bank PLC	14,645,093	181,962	8/18/11	1,380
Japanese Yen	Credit Suisse First Boston Inc.	63,714,509	791,640	8/18/11	(2,162)
Japanese Yen	Deutsche Bank AG	372,872,558	4,632,867	8/18/11	(13,752)
Japanese Yen	JP Morgan Chase & Co.	11,000,000	136,673	8/18/11	(172)
Japanese Yen	Morgan Stanley & Co., Inc.	27,189,240	337,821	8/18/11	(678)
Norwegian Krone	Citibank, N.A.	936,140	172,968	8/18/11	(2,754)
Norwegian Krone	Goldman Sachs Group Inc.	4,750,000	877,644	8/18/11	(13,990)
Norwegian Krone	UBS AG	6,237,866	1,152,552	8/18/11	20,145
Polish Zloty	Citibank, N.A.	12,583,786	4,564,519	8/18/11	(57,964)

24	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Polish Zloty	Citibank, N.A.	2,774,116	$1,006,256	8/18/11	$3,175
Polish Zloty	Citibank, N.A.	2,750,000	997,508	8/18/11	21,604
Polish Zloty	UBS AG	7,000,000	2,539,111	8/18/11	(8,196)
Swedish Krona	Credit Suisse First Boston Inc.	12,241,600	1,929,746	8/18/11	(35,923)
Malaysian Ringgit	JP Morgan Chase & Co.	1,200,000	395,712	8/25/11	1,507
South Korean Won	Deutsche Bank AG	1,947,986,000	1,818,155	8/25/11	42,415
					(384,454)
Contracts to Sell:
Australian Dollar	Barclays Bank PLC	810,000	863,276	8/18/11	2,165
Australian Dollar	Citibank, N.A.	2,801,480	2,985,740	8/18/11	(12,193)
Australian Dollar	Goldman Sachs Group Inc.	2,671,399	2,847,103	8/18/11	17,224
Australian Dollar	Morgan Stanley & Co., Inc.	1,360,000	1,449,450	8/18/11	(19,071)
British Pound	Barclays Bank PLC	420,000	673,664	8/18/11	19,230
British Pound	Credit Suisse First Boston Inc.	3,351,598	5,375,839	8/18/11	105,566
British Pound	Deutsche Bank AG	8,973,469	14,393,112	8/18/11	379,283
British Pound	Goldman Sachs Group Inc.	250,000	400,991	8/18/11	10,679
British Pound	Societe Generale	500,000	801,981	8/18/11	22,963
Canadian Dollar	Citibank, N.A.	2,490,320	2,578,889	8/18/11	13,331
Canadian Dollar	Credit Suisse First Boston Inc.	1,056,329	1,093,898	8/18/11	(2,277)
Canadian Dollar	Goldman Sachs Group Inc.	1,823,792	1,888,656	8/18/11	20,634
Canadian Dollar	JP Morgan Chase & Co.	1,742,952	1,804,941	8/18/11	(5,207)
Danish Krone	Citibank, N.A.	8,205,016	1,593,318	8/18/11	40,854
Euro	Citibank, N.A.	688,068	996,400	8/18/11	(20,496)
Euro	Citibank, N.A.	1,100,000	1,592,925	8/18/11	33,682
Euro	Credit Suisse First Boston Inc.	8,946,428	12,955,441	8/18/11	(4,861)
Euro	Deutsche Bank AG	2,276,662	3,296,865	8/18/11	79,789
Euro	Deutsche Bank AG	2,750,000	3,982,312	8/18/11	(96,369)
Euro	Goldman Sachs Group Inc.	10,822,072	15,671,588	8/18/11	370,728
Euro	JP Morgan Chase & Co.	1,892,364	2,740,358	8/18/11	6,598
Euro	Morgan Stanley & Co., Inc.	13,964,585	20,222,302	8/18/11	20,551
Euro	Royal Bank of Scotland	680,000	984,717	8/18/11	(23,306)
Euro	UBS AG	100,000	144,811	8/18/11	(1,183)
Euro	UBS AG	900,000	1,303,302	8/18/11	(6,416)
Euro	UBS AG	1,180,000	1,708,774	8/18/11	(24,528)
Euro	UBS AG	1,640,000	2,374,906	8/18/11	17,078
Euro	UBS AG	2,460,000	3,562,359	8/18/11	(70,906)
Japanese Yen	Citibank, N.A.	1,519,505,748	18,879,556	8/18/11	75,054
Japanese Yen	Goldman Sachs Group Inc.	390,739,919	4,854,866	8/18/11	(31,750)
Japanese Yen	UBS AG	828,007,465	10,287,828	8/18/11	35,811
Norwegian Krone	Deutsche Bank AG	12,272,804	2,267,610	8/18/11	36,796
Polish Zloty	Citibank, N.A.	2,600,000	943,098	8/18/11	9,830

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	25

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Polish Zloty	Citibank, N.A.	28,031,591	$10,167,905	8/18/11	$326,888
Swedish Krona	UBS AG	12,250,000	1,931,070	8/18/11	30,405
Brazilian Real	Citibank, N.A.	260,000	164,460	8/25/11	(8,864)
					1,347,712
Net unrealized gain on open forward foreign currency contracts					$963,258

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options[2]	$30,875	—	$30,875
Futures contracts[3]	222,351	—	222,351
Forward foreign currency contracts	—	$1,899,277	1,899,277
Total	$253,226	$1,899,277	$2,152,503

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Written options	$443,875	—	$443,875
Futures contracts[3]	450,371	—	450,371
Forward foreign currency contracts	—	$936,019	936,019
Total	$894,246	$936,019	$1,830,265

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

26	Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(159,073)	$(43,900)	—	$(202,973)
Written options	611,723	28,776	—	640,499
Futures contracts	(816,637)	—	—	(816,637)
Swap contracts	—	—	$(27,042)	(27,042)
Forward foreign currency contracts	—	(4,676,709)	—	(4,676,709)
Total	$(363,987)	$(4,691,833)	$(27,042)	$(5,082,862)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$7,395	$25,442	—	$32,837
Written options	110,875	—	—	110,875
Futures contracts	(283,978)	—	—	(283,978)
Swap contracts	—	—	$9,336	9,336
Forward foreign currency contracts	—	278,039	—	278,039
Total	$(165,708)	$303,481	$9,336	$147,109

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$42,875
Written options	155,800
Forward foreign currency contracts (to buy)	63,323,610
Forward foreign currency contracts (to sell)	148,687,868
Futures contracts (to buy)	61,407,637
Futures contracts (to sell)	41,685,938

Average Notional Balance
Credit default swap contracts (to sell protection)†	$838,286

†	At June 30, 2011, there were no open positions held in this derivative.

Western Asset Non-U.S. Opportunity Bond Portfolio 2011 Semi-Annual Report	27

5. Capital shares

At June 30, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Class I
Shares sold	4,457,609	3,948,060
Shares issued on reinvestment	70,013	53,886
Shares repurchased	(2,146,741)	(4,805,750)
Net increase (decrease)	2,380,881	(803,804)

6. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset

Non-U.S. Opportunity Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken, CFA

President

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Non-U.S. Opportunity Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Non-U.S. Opportunity Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Non-U.S. Opportunity Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012833 8/11 SR11-1463

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken) President of
Western Asset Funds, Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date:	August 26, 2011